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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)     July 30, 2004
                                                         -----------------------

                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                      000-22194              36-2815480
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(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)

     233 South Wacker Drive, Chicago, Illinois                   60606
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     (Address of Principal Executive Offices)                 (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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         ITEM 5:  OTHER EVENTS.

         On July 30, 2004, SPSS Inc. received a letter from the Nasdaq National Market stating that the Nasdaq Listing Qualifications Panel has determined to stay the delisting of the SPSS common stock that was to have been effective with the open of business on August 2, 2004. A final decision on the withdrawal of the delisting order is expected to be made shortly by the Nasdaq Listing Qualifications Panel.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPSS INC.

                                       By: /s/ Edward Hamburg
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                                           Edward Hamburg,
                                           Executive Vice President, Corporation
                                           Operations, Chief Financial Officer
                                           and Secretary

         Dated:  July 30, 2004







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